UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):  January 11, 2006

CORONADO INDUSTRIES, INC.
(Exact name of registrant as specified in its Charter)

Nevada	33-33042-NY	22-3161629
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

16857 E. Saguaro Blvd., Fountain Hills, Arizona 85268

(Address of principal executive offices, including zip code)

(480) 837-6810

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into Definitive Material Agreement

Effective December 1, 2005, Coronado Industries, Inc. (the "Company"), issued:  (i) 1,154,218 shares of restricted common stock to G. Richard Smith, Chairman of the Company, in conversion of $10,008.22 of outstanding loans and accrued interest; (ii) 2,307,961 shares of restricted common stock to Gary R. Smith, President of the Company, in conversion of $20,012.33 of outstanding loans and accrued interest; and (iii) 1,154,218 shares of restricted common stock to John LiVecchi, a Director of the Company, in conversion of $10,008.22 of outstanding loans and accrued interest.

In December 2005 the Company issued 600,000 shares of restricted common stock  valued at $6,000 to each of Messrs. Smith, Smith and LiVecchi as a Christmas bonus.

On January 11, 2006, the Company approved the issuance of:  (i) 2,777,778 shares of restricted common stock to G. Richard Smith in conversion of $25,000 of accrued salary; (ii) 16,666,667 shares of restricted common stock to Gary R. Smith in conversion of $150,000 of accrued salary; and (iii) 1,388,889 shares of restricted common stock to John LiVecchi in conversion of $12,500 of accrued salary.

On January 11, 2006 the Company issued 7,000,000 shares of restricted common stock valued at $63,000 to each of Messrs. Smith, Smith and LiVecchi as a stock bonus for services rendered in 2005.

Item 3.02	Unregistered Sales of Equity Securities.

Effective December 1, 2005 the Company issued 4,616,397 restricted shares of its common stock to three Directors in conversion of outstanding loans. These three Directors converted a total of $40,028.77 of outstanding loans and interest upon the exercise of these stock options. These three Directors are accredited investors as defined in Rule 501 of the Securities Act of 1933, as amended (the "Act"), and the Company has relied upon the exemptions from registration pursuant to Sections 4(2) and 4(6) of the Act.

Effective December 1, 2005 the Company issued a total of 1,931,591 restricted common stock shares to two consultants and one employee upon conversion of $16,748.83 of outstanding debt and accrued interest. For the issuances to these consultants and the employee the Company has relied upon the exemption from registration pursuant to Section 4(2) of the Act.

In December 2005 the Company issued 1,800,000 restricted shares of its common stock to three Directors as a Christmas bonus valued at $18,000. These three Directors are accredited investors as defined in Rule 501 of the Securities Act of 1933, as amended (the "Act"), and the Company has relied upon the exemptions from registration pursuant to Sections 4(2) and 4(6) of the Act.

On January 11, 2006 the Company's Board of Directors approved the issuance of 20,833,334 restricted shares of its common stock to three Directors in conversion of $187,500 of salary accrued through December 31, 2005. These three Directors are accredited investors as defined in Rule 501 of the Securities Act of 1933, as amended (the "Act"), and the Company has relied upon the exemptions from registration pursuant to Sections 4(2) and 4(6) of the Act.

On January 11, 2006 the Company's Board of Directors approved the issuance of 21,000,000 restricted shares of its common stock to three Directors as stock bonuses valued at $189,000 for services rendered in 2005. These three Directors are accredited investors as defined in Rule 501 of the Securities Act of 1933, as amended (the "Act"), and the Company has relied upon the exemptions from registration pursuant to Sections 4(2) and 4(6) of the Act.

On January 11, 2006 the Company's Board of Directors approved the issuance of u 11,500,000 restricted shares of its common stock to one employee and six consultants as stock bonuses valued at $94,500 for services rendered in 2005. For the issuances to these consultants and the employee the Company has relied upon the exemption from registration pursuant to Section 4(2) of the Act.

The Company had 333,228,963 common stock shares outstanding on January 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORONADO INDUSTRIES, INC.

Date: January 11, 2006	By:	/s/ G. Richard Smith

G. Richard Smith Chairman